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                                                                    Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


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In re:                     :
                           :        Chapter 7 Case
WORLD ACCESS, INC.         :
                           :
                           :        NO. 01-1286 (MFW)
                           :
                           :
         Debtor.           :
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                   STIPULATION AND CONSENT ORDER, PURSUANT TO
                11 U.S.C. SS. 303(F) AND 105(A), AMONG INFORMAL
                 COMMITTEE OF HOLDERS OF DEBTOR'S 13.25% SENIOR
                   NOTES DUE 2008, PETITIONING CREDITORS, AND
                   DEBTOR, CONDITIONALLY EXTENDING TIME DURING
                     WHICH DEBTOR MUST RESPOND TO PETITION,
                       AND ESTABLISHING OPERATING PROTOCOL

                  WHEREAS, World Access, Inc. (the "Debtor") is a provider of international telecommunication services and is incorporated in Delaware; and

                 WHEREAS, in connection with the Debtor's 1999 acquisition of FaciliCom International, Inc. ("FaciliCom"), the Debtor commenced and completed an exchange offer whereby, subject to certain terms and conditions, the holders of notes issued by FaciliCom exchanged such notes for certain of the Debtor's 13.25% Senior Notes due 2008 (the "Notes"), issued pursuant to the Indenture, dated as of December 7, 1999 (the "Indenture"), by and between the Debtor and First Union National Bank, as trustee (the "Indenture Trustee"); and





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                  WHEREAS, on April 4, 2001, by notice to the Debtor, the
Indenture Trustee declared certain Events of Default under the Indenture and accelerated maturity of the payment of the principal, premium (if any), and accrued interest due under the Notes; and

                 WHEREAS, an informal committee (the "Committee")(1) of entities holding or managing on behalf of certain accounts that hold or beneficially own in excess of 66% of the outstanding principal amount of the Notes has been formed; and

                 WHEREAS, certain members of the Committee commenced this chapter 7 liquidation case against the Debtor by filing an involuntary petition for relief (the "Petition") under chapter 7 of title 11 of the United States Bankruptcy Code, 11 U.S.C. SS. 101-1330 (as amended, the "Bankruptcy Code"); and

                 WHEREAS, the parties have agreed to stay the bankruptcy case by, among other things, extending the time under the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") and the Bankruptcy Code for the Debtor to respond to the Petition, subject to the terms and conditions set forth in this Stipulation;

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(1)        The Committee comprises the following six (6) Noteholders, acting in their capacity as holders or managers for holders or owners of the Notes: DDJ Capital Management LLC; J. & W. Seligman & Co., Inc.; Morgan Stanley Dean Witter Advisors, Inc.; R(2) Investments, LDC; SunAmerica Investments, Inc.; and Whitney & Co.


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                  NOW, THEREFORE, in consideration of the mutual covenants and consideration contained herein, the Debtor and the Committee, by and through their respective undersigned counsel, stipulate and agree as follows:

                  1. The Debtor may immediately pay or cause to be paid (the "TelDaFax Payment") the sum of 30 million Deutsche Marks (approximately US$13.7 million) to Deutsche Telekom, a creditor of TelDaFax Aktiengesellschaft (Germany) ("TelDaFax").

                  2. From and after the date hereof, pending further order of this Court or the prior written consent of the Committee, the Debtor shall not, and shall cause each of its direct and indirect subsidiaries (excluding TelDaFax, the "Subsidiaries") not to, (i) take any action that would not be permitted under Section 363 of the Bankruptcy Code, (ii) grant any security interests or liens upon any of their respective assets except on reasonable terms and conditions and in the ordinary course of business consistent with the Debtor's past practices but in no event on account of antecedent debt, (iii) enter into any credit, lending or investing agreement other than to incur or extend normal trade credit on reasonable terms consistent with the Debtor's past practices, (iv) enter into or submit to a transaction involving or contemplating the merger, recapitalization, acquisition, amalgamation, sale, lease, transfer or disposition of the Debtor, any of its Subsidiaries or


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substantially all of any of their respective assets, (v) declare or pay any dividend on, repurchase, redeem, retire, or make any payment or distribution in respect of any securities issued by the Debtor or any of its Subsidiaries, (vi) enter into any employment contract or consulting arrangement (other than professionals, including legal counsel, accountants and financial advisors for the Debtor) providing for compensation or consideration in excess $150,000, but in all events on market terms, or (vii) except for payroll, utilities and other reasonable, essential and actual expenses incurred and payable in the ordinary course of business, disburse or transfer any cash, securities or other assets or property. On or before April 13, 2001, the Debtor and the Committee shall agree upon a working capital and cash flow budget forecasting revenues and disbursements on a weekly basis through the end of June 30, 2001. Notwithstanding anything in this paragraph 2 to the contrary, the Debtor may (i) sell its stock in BATM Communications, Ltd. through open market transactions at market prices; provided, however, that, pending further order of this Court or the prior written consent of the Committee, the proceeds from such sale (x) remain in a segregated account held by the seller of such securities and (y) shall not be used for any purpose and (ii) transfer on reasonable terms and in the ordinary course of its business no more than $1 million in the aggregate to any of its


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non-U.S. or Canadian subsidiaries (exclusive of the TelDaFax Payment) pending further order of this Court or the prior written consent of the Committee.

                  3. The Debtor hereby (i) waives its right to judgment (if any) under section 303(i) of the Bankruptcy Code and (ii) releases any and all claims or rights it may have against the petitioning creditors, the members of the Committee, or their attorneys and advisors that in any way relate to the commencement of this case.

                  4. The Debtor's time to answer, move, respond or otherwise contest the Petition under the Bankruptcy Code or the Bankruptcy Rules is extended through the later to occur of (i) April 24, 2001, or (ii) the effective date of the Termination Notice (defined below). Except as provided in paragraph 2, the Debtor agrees that it shall not seek any relief from the Court, including without limitation, seeking the dismissal or abstention of this case, or the transfer of the venue of this case, until the earlier to occur of (i) the effective date of the Termination Notice or (ii) the entry of the order for relief. The Committee agrees not to seek an interim trustee or any other relief prior to the date of the Termination Notice.

                  5. The Debtor hereby agrees that it shall meet with the Committee and/or its advisors, as and at the times reasonably requested by the Committee, to discuss the Debtor's business or


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restructuring plan, financial projections, or other matters the Committee may wish to discuss. The Debtor further agrees that it shall pay, within five days of submission of an invoice, the actual fees and expenses of legal counsel and a financial advisor to the Committee incurred at any time prior to the effective date of the Termination Notice. Legal co-counsel to the committee are Milbank, Tweed, Hadley & McCloy LLP ("Milbank") and Morris Nichols Arsht & Tunnell. Within one business day hereof, the Debtor shall wire transfer the sum of $100,000 to Milbank, as a general retainer against fees and expenses incurred in connection with its representation of the Committee. Milbank shall be entitled to reduce the retainer as necessary to satisfy its reasonable fees and expenses and, upon submission of an invoice to the Debtor, the Debtor shall replenish, within 5 days of the date of the invoice, the retainer so as to maintain its original amount. Within two business days of receipt of an invoice, the Debtor shall pay Sullivan & Cromwell the amount of such invoice not to exceed $150,000 and, within two business days from the date hereof, the Debtor shall pay KPMG the amount of $100,000, both in connection with their prior service on behalf of certain members of the Committee. KPMG and Sullivan & Cromwell retain and may pursue any claim against the Debtor for payment of additional amounts. The Debtor shall be entitled to retain, pay customary and reasonable retainers to, and pay the actual and


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reasonable fees and expenses of its legal counsel, accountants and financial advisors. None of the payments made to the advisors for the Committee or the Debtor shall be avoidable or disgorgable under section 549 of the Bankruptcy Code, any other section of the Bankruptcy Code or applicable law. Nothing herein shall preclude legal counsel or any financial advisor to the Committee from being retained under section 1103(b) of the Bankruptcy Code or compensated under section 328, 330 or 331 of the Bankruptcy Code.

                  6. The Debtor or the Committee may terminate the rights and obligations under paragraph 2 hereof on five calendar days' prior written notice to the other party (the "Termination Notice").

                  7. The United States Bankruptcy Court for the District of Delaware shall have the sole and exclusive jurisdiction over this Stipulation and any disputes or enforcement actions relating thereto.

                  8. Except to the extent set forth herein, the Debtor, the Committee, and each of the members of the Committee expressly reserve any and all rights each may have in any capacity under the Bankruptcy Code, the Bankruptcy Rules, or applicable law.

                  9. Subject to paragraph 10 hereof, the time between the date hereof and the effective date of the Termination Notice and the agreements contained herein shall not constitute want of


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prosecution or support dismissal of the case under section 303(j) of the
Bankruptcy Code or constitute the grounds for denial of any relief any party may seek.

                  10. If the Debtor materially breaches any of its covenants in paragraphs 2 and 5 prior to the effective date of the Termination Notice, the Court upon the request of the Committee shall immediately enter the order for relief and the Debtor waives its right to contest same.

                  11. The parties hereto represent and warrant to each other that the signatories to this Stipulation are authorized to execute this Stipulation; that each has full power and authority to enter into this Stipulation; that this Stipulation is duly executed and delivered, and constitutes a valid, binding agreement in accordance with its terms.

                  12. This Stipulation shall be binding on the parties from the date of its execution by the parties.

                  13. If this Stipulation is not approved by the Court or overturned or modified on appeal, this Stipulation shall be of no further force and effect, and neither this Stipulation nor any negotiations and writings in connection with this Stipulation shall in any way be construed as or deemed to be evidence or admission on behalf of the parties.

                  14. This Stipulation may not be amended or otherwise modified without the prior written consent of the parties.


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                  15.      This Stipulation may be executed in one or more
counterparts, which may be transmitted by facsimile or otherwise, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

                  16. All notices described herein to the parties hereto shall be sent both by facsimile and overnight delivery to the counsel for such party set forth below.

Dated:      Wilmington, DE          MILBANK, TWEED, HADLEY & McCLOY LLP
            April 6, 2001           Dennis F. Dunne (DD 7543)
                                    Daniel J. Guyder (DG 6515)
                                    1 Chase Manhattan Plaza
                                    New York, New York 10005
                                    (212) 530-5000




                                    - and -

                                   MORRIS, NICHOLS, ARSHT & TUNNELL

                                   By:   /s/ Robert J. Dehney
                                       ---------------------------------
                                       Robert J. Dehney (No. 3578)

                                   1201 North Market Street
                                   Level 18
                                   Wilmington, Delaware 19801
                                   (302) 658-9200

                                   Co-Counsel for the Informal
                                   Committee of 13.25% Senior
                                   Noteholders due 2008 and
                                   Petitioning Creditors


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Dated:   Wilmington, DE             LONG ALDRIDGE & NORMAN LLP
         April 6, 2001              Mark S. Kaufman (No. 409194)
                                    J. Michael Levengood (No. 447934)
                                    303 Peachtree Street, Suite 5300
                                    Atlanta, Georgia 30308
                                    (404) 527-4000

                                    - and -

                                    THE BAYARD FIRM


                                    By:  /s/ Michael L. Vild
                                        ------------------------------
                                        Michael L. Vild (No.3042)

                                    222 Delaware Ave. 9th Floor
                                    P.O. Box 25130
                                    Wilmington, Delaware 19899
                                    (302) 655-5000

                                    Co-Counsel to World Access, Inc.,
                                    Debtor herein



Date:    Wilmington, Delaware
         April __, 2001

                                    SO ORDERED:




                                    ------------------------------------
                                    UNITED STATES BANKRUPTCY JUDGE



STIPULATION AND CONSENT ORDER, PURSUANT TO
11 U.S.C. SS. 303(f) AND 105(a), AMONG INFORMAL
COMMITTEE OF HOLDERS OF DEBTOR'S 13.25% SENIOR
NOTES DUE 2008, PETITIONING CREDITORS, AND
DEBTOR, CONDITIONALLY EXTENDING TIME DURING
WHICH DEBTOR MUST RESPOND TO PETITION,
AND ESTABLISHING OPERATING PROTOCOL


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                                  SERVICE LIST

VIA HAND DELIVERY

Michael L. Vild, Esquire
The Bayard Firm
222 Delaware Ave. 9th Floor
P.O. Box 25130
Wilmington, DE 19899

VIA FIRST CLASS MAIL

Maria D. Giannirakis, Esquire
Office of the United States Trustee
Curtis Center - 950 West
601 Walnut Street
Philadelphia, PA 19106

Mark S. Kaufman, Esquire
J. Michael Levengood, Esquire
Long Aldridge & Norman LLP
303 Peachtree Street, Suite 5300
Atlanta, GA 30308